UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21872

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Catalyst Funds

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(Exact name of registrant as specified in charter)

630 Fitzwatertown Road, Building A, 2nd Floor  Willow Grove, PA  19090

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(Address of principal executive offices)         (Zip code)

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

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(Name and address of agent for service)

Registrant's telephone number, including area code: 866.447.4228

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Date of fiscal year end:  12/31/2007

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Date of reporting period: 12/31/2007

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may

use the information provided on Form N-CSR in its regulatory, disclosure review,

inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,

and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

("OMB")  control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,

Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1.   REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders of the Catalyst OPTI-flex® Fund, a series of the Catalyst Funds for the period ended December 31, 2007 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, (the “1940 Act”)(17 CFR 270.30e-1) is filed herewith.

ANNUAL REPORT

Catalyst OPTI-flex® Fund

December 31, 2007

Catalyst Funds

c/o Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090

February 14, 2008

Dear Fellow Shareholders:

On September 28, 2007 the ThomasLloyd OPTI-flex® Fund became a part of the Catalyst Funds through a merger of the ThomasLloyd OPTI-flex® Fund into the Catalyst OPTI-flex® Fund.  As founder of the Catalyst Funds, and a shareholder of the Catalyst OPTI-flex® Fund, I welcome you to the Catalyst Funds family.  Jeff Unterreiner and I are very excited about the opportunities of our combined fund family

Even though the name has changed, some things remain the same.  Jeff continues to manage the Fund as portfolio manager.  The Fund also continued its streak of outperforming the S&P 500 for the sixth year in a row in 2007.  Jeff will provide you with more details on the results of his performance in his letter accompanying this report.

We are truly delighted to have you as a shareholder as we strive to provide quality investment products in this ever changing market.  Please feel free to contact the Catalyst Funds at 866-447-4228 if you have any questions or would like further information.  Additional information can also be found at www.CatalystMutualFunds.com.

I sincerely thank you for your continued support and welcome you to the Catalyst Funds family!

Jerry J. Szilagyi

Trustee

Catalyst Funds

February 1, 2008

Dear fellow shareholder:

I am again pleased that we are now part of the “Catalyst Funds” Trust, and happy to be sending our first Annual Report as part of this family.  While the 4th quarter of 2007 was somewhat challenging, I am pleased that our performance now exceeds most equity indexes as well as our own benchmark over most trailing periods, as shown in the following chart:

(Total returns are annualized for periods over 1 year)	4th Quarter (9/30/07-12/31/07)	Past 1 Year (12/31/06-12/31/07)	Past 3 Years (12/31/04-12/31/07)	Past 5 Years (12/31/02-12/31/07)	Past 10 Years (12/31/97-12/31/07)
Catalyst OPTI-flex® Fund*	-1.46%	9.61%	12.38%	16.35%	4.45%
Catalyst OPTI-flex® Fund with Contingent Deferred Sales Charge*	-2.45%	9.61%	12.38%	16.35%	4.45%
Benchmark Return** (See description below)	-0.36%	8.19%	9.94%	12.25%	8.16%
Dow Jones World Stock Index	-2.65%	8.43%	12.03%	16.44%	6.33%
S&P 500 Total Return Index	-3.33%	5.49%	8.62%	12.82%	5.91%

Comparison of a $10,000 Investment in the Catalyst OPTI-flex® Fund vs. Dow Jones World Stock Index and S&P 500 Total Return Index - December 31, 1997 to December 31, 2007
Dollars ($)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
$18,476
$17,756
$15,458
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Catalyst OPTI-flex® Fund Class C
Dow Jones World Stock Index
S&P 500 Total Return Index

*The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The above performance information for the Fund refers to the returns of the Fund’s Class C shares.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain Class C shares redeemed within one year following such investments.  The average annual return for the Class A shares since inception from February 1, 2006 through December 31, 2007 was 10.82% without reflecting the sales load and 7.59% with reflecting the sales load.  For the year ended December 31, 2007 the return for Class A shares was 10.42% without reflecting the sales load and 4.35% with reflecting the sales load.  There is a maximum sales load of 5.50% on Class A subscriptions.  Past performance does not guarantee future results.  The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  Updated performance data to the most recent month end can be found on our website at www.catalystmutualfunds.com.  The Dow Jones World Stock Index measures the performance of more than 2000 companies world-wide representing more than 80% of the world’s equity capital.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Both are unmanaged indices.  Investors cannot invest directly in an index.  The Catalyst OPTI-flex® Fund may or may not purchase the types of securities represented by either index.

** Our benchmark for investment performance is an average of “the market return” and a 10% fixed annual return.  For the purpose of this model, “the market return” is considered to be an average of the Dow Jones Wilshire 5000 Composite Total Return Index and the Dow Jones World Stock Index.  The Dow Jones Wilshire 5000 Composite Total Return Index measures the performance of all U.S. equity securities with readily available price data.  There can be no guarantee that the benchmark will be met through the use of our investment strategy, and we would NOT expect to meet the benchmark over every period of evaluation.  However, we believe the benchmark can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.

We have again favored stocks to bonds throughout the 4th quarter and full year 2007 as we have done since early 2003.  We limited our stock exposure to small-cap funds early in 2007 finding better value in large-caps.  Stocks declined moderately in the 4th quarter, and ended up with small gains for the year as a whole.  Large-caps outperformed for the quarter as had been the trend for all of 2007.  The appearance was that growth generally outperformed value in the 4th quarter and full year of 2007; but the difference was simply that stocks in the financial sector (mostly in the value category) significantly underperformed.

Our focused CGM Focus Fund was our best holding with a gain of 12% for the quarter and 80% for the year.  As financials underperformed generally, likewise our Financial Services Funds were some of our poorer performers with losses of 14% and 22.2% for the year. Although our emerging market funds did poorly in the 3rd quarter, they were profitable in the 4th quarter, and ended as some of our best performers for the full year.  Our high yield and global high yield funds essentially declined along with equities for the 4th quarter, but I was pleased that they showed gains for the year and ranked among the best in the category.  Finally, our long/short fund provided consistency and moderate gains throughout the year.

Market Outlook: I noted in previous letters that stock prices had actually gotten “cheaper” relative to the level of earnings in each year since 2001.  2007 was a reversal where the price gain (although small) exceeded earnings growth, which is expected to be negative for the year once all companies have reported.  I have said in past letters that I thought the market could still advance even with flat or declining earnings, and I still believe this to be the case.  Concerns of a subprime mortgage crisis have taken a short-term toll on equity prices and expected earnings, but outside of the financials, 8 of the other 9 sectors are expected to show positive earnings growth for 2007 as a whole.

Presidential Election Cycle: While I noted last year that the 3rd year of the Presidential cycle is on average the best for stocks, the election year is a close second as 2000 has been the only Presidential election year since 1950 to show a negative return for the S&P 500.  The fact that we didn’t see the typical “3rd year” advance last year coupled with what I find to be compelling valuations (especially relative to treasury yields at their lowest levels since 2003), gives me reason to be optimistic for a good advance in 2008.

Sincerely,

Jeffrey J. Unterreiner

Portfolio Manager

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus and other information about the Fund, please visit www.CatalystMutualFunds.com or call 866-447-4228.  Please read the prospectus carefully before investing.

Information About Your Fund’s Expenses (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 made at the beginning of the period and held for the entire period, 06/30/07 through 12/31/07.

Actual Expenses

The “Actual” row of each table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” row of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.  For more information on transactional costs, please refer to the Fund’s prospectus.

Catalyst OPTI-flex® Fund - Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	06/30/07	12/31/07	06/30/07 to 12/31/07
Actual (0.90% Actual Return)	$1,000.00	$1,009.00	$7.19
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.05	$7.22

* Expenses are equal to the Fund's annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Catalyst OPTI-flex® Fund - Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	06/30/07	12/31/07	06/30/07 to 12/31/07
Actual (0.48% Actual Return)	$1,000.00	$1,004.80	$11.02
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.22	$11.07

* Expenses are equal to the Fund's annualized expense ratio of 2.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling (866) 447-4228.  Please read the prospectus carefully before you invest or send money.

CATALYST FUNDS
CATALYST OPTI-flex® Fund
SCHEDULE OF INVESTMENTS
December 31, 2007		ANNUAL REPORT

	Shares	Value
Registered Investment Companies - 100.08%
Burnham Financial Services Fund Class A	7,068	$ 125,107
CGM Focus Fund	14,332	752,294
Dreyfus Premier Emerging Markets Fund Class A	26,370	524,505
DWS Dreman High Return Equity Fund Class A	5,982	278,260
DWS Dreman Small Cap Value Fund Class A	3,479	120,445
FBR Focus Fund	5,541	301,681
FBR Small Cap Financial Fund	9,149	145,107
Franklin Balance Sheet Investment Fund Class A	4,146	240,287
Franklin MicroCap Value Fund Class A	7,562	257,802
Franklin Mutual Recovery Fund Class A	29,266	387,480
Hotchkis and Wiley Small Cap Value Fund Class A	3,342	111,173
Matthews Asian Growth and Income Fund	24,705	488,656
Muhlenkamp Fund	1,439	93,564
Oppenheimer Developing Markets Fund Class A	11,712	569,787
Pioneer Cullen Value Fund Class A	23,112	486,507
Pioneer Global High Yield Fund Class A	32,091	376,425
Pioneer High Yield Fund Class A	7,759	81,237
Professionally Managed Portfolios - Hodges Fund	16,190	444,094
Rydex Russell 2000 2x Strategy Fund Class H	27,145	649,852
Schneider Value Fund	13,550	290,504
Templeton Developing Markets Trust Class A	18,302	558,225
Templeton Global Long-Short Fund Class A	27,840	395,609
Wintergreen Fund, Inc.	6,721	98,059

Total Registered Investment Companies (Cost $7,033,942)		7,776,660

Short-Term Investments - 0.28%
Fidelity Institutional Money Market Portfolio - 4.95% * (Cost $21,621)	21,621	21,621

Total Investments (Cost $7,055,563) - 100.36%		$ 7,798,281

Liabilities in Excess of Other Assets, Net - (0.36%)		(28,254)

Net Assets - 100%		$ 7,770,027

* Variable Rate Security; The coupon rate shown represents the rate at December 31, 2007, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

Catalyst Funds			ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2007

			Catalyst
			OPTI-flex® Fund
Assets:
Investments, at market (cost: $7,055,563)			$7,798,281
Cash			1,688
Due from Prior Distributor (Note 4)			971
Receivables:
Fund shares sold			10,515
Interest			184
Prepaid expenses			10,515
Total assets			7,822,154

Liabilities:
Payables:
Distributions to shareholders			2,235
Management fees			962
Distribution and shareholder service (12b-1) fees			15,126
Due to Administator			2,820
Fund shares purchased			10,895
Other liabilities and accrued expenses			20,089
Total liabilities			52,127
Net Assets			$7,770,027

Net Assets consist of:
Paid-in capital			13,128,224
Undistributed net investment income			5,649
Accumulated net realized loss on investments			(6,106,564)
Net unrealized appreciation on investments			742,718

Total Net Assets (814,742 shares outstanding; unlimited shares of no par value authorized)			$7,770,027

Class A shares:
Net Assets applicable to	266,649	shares outstanding	$2,542,750
Net Asset Value and redemption price per share			$9.54

Maximum offering price per share Class A *			$10.10

Class C shares:
Net Assets applicable to	548,093	shares outstanding	$5,227,277
Net Asset Value and offering price per share			$9.54

Minimum redemption price per share Class C **			$9.44

*	A maximum sales charge of 5.50% is imposed on Class A shares.
**	A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

Catalyst Funds	ANNUAL REPORT
STATEMENT OF OPERATIONS

Catalyst
OPTI-flex® Fund

For the year ended
December 31, 2007

Investment income:
Dividends	$308,162
Interest	3,108
Total investment income	311,270

Expenses:
Management fees (Note 4)	54,630
Distribution (12b-1) fees - Class A	5,196
Distribution and shareholder service (12b-1) fees - Class C	52,055
Universal service fees	34,468
Accounting and transfer agent fees and expenses	6,428
Registration fees	6,020
Audit fees	3,277
Legal fees	3,025
Compliance officer compensation	1,765
Custody fees	1,314
Printing fees	1,000
Pricing fees	504
Trustee fees	327
Miscellaneous	851
Total expenses	170,860
Less: 12b-1 fees paid indirectly	(12,552)
Management fees waived and expenses absorbed (Note 4)	(11,709)
Net expenses	146,599

Net investment income	164,671

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	364,647
Net change in unrealized appreciation on investments	(337,754)
Distributions of realized gains by other investment companies	462,163
489,056

Net increase in net assets resulting from operations	$653,727

The accompanying notes are an integral part of these financial statements.

Catalyst Funds		ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst OPTI-flex® Fund

	For the year ended	For the year ended
	December 31, 2007	December 31, 2006
Increase in Net Assets
Operations:
Net investment income	$164,671	$20,537
Net realized gain on investments	826,810	601,299
Net change in unrealized appreciation on investments	(337,754)	269,603
Net increase in net assets resulting from operations	653,727	891,439

Distributions to shareholders from:

Net investment income - Class A	(81,406)	-
Net investment income - Class C	(98,153)	-
Total Distributions to shareholders	(179,559)	-

Increase in net assets from Fund share transactions (Note 2)	895,854	675,759

Total increase in net assets	1,370,022	1,567,198

Net Assets:
Beginning of year	6,400,005	4,832,807
End of year (including undistributed net investment income of
$5,649 and $20,537, respectively)	$7,770,027	$6,400,005

The accompanying notes are an integral part of these financial statements.

Catalyst Funds		ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst OPTI-flex® Fund
	Class A

	For the Year	For the Period
	Ended	Ended
	December 31, 2007	December 31, 2006 (1)

Net Asset Value, Beginning of Period	$8.94	8.11

Investment Operations:
Net investment income (2)	0.31	0.19
Net realized and unrealized gain on
investments	0.62	0.64
Total from investment operations	0.93	0.83

Distributions from:
Net Investment Income	(0.33)	-
Total distributions	(0.33)	-

Net Asset Value, End of Period	$9.54	8.94

Total Return (3)	10.42%	10.23%	(4)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$2,543	1,412
Ratio of expenses to average net assets:
Before reimbursement and voluntary fee reduction (5)	1.82%	1.65%	(6)
After reimbursement and voluntary fee reduction (5)	1.47%	1.47%	(6)
Ratio of net investment income to average
net assets:
Before reimbursement and voluntary fee reduction (5)	2.93%	1.52%	(6)
After reimbursement and voluntary fee reduction (5)	3.28%	2.50%	(6)
Portfolio turnover rate	54.03%	21.64%

(1) The Catalyst OPTI-flex® Fund Class A shares commenced operations on February 1, 2006.

(2) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  Net investment income per share is based on average shares outstanding.

(3) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(4) Aggregate total return, not annualized.
(5) These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

Catalyst Funds									ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Fiscal Year

	Catalyst OPTI-flex® Fund
	Class C

	For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended
	December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004		December 31, 2003

Net Asset Value, Beginning of Year	$8.87		$7.54		$6.85		$5.88		$4.56

Investment Operations:
Net investment income (loss) (1)	0.17	(2)	0.01	(2)	(0.01)	(2)	(0.06)	(2)	(0.04)
Net realized and unrealized gain on investments	0.68		1.32		0.70		1.03		1.36
Total from investment operations	0.85		1.33		0.69		0.97		1.32

Distributions from:
Net investment income	(0.18)		-		-		-		-
Total distributions	(0.18)		-		-		-		-

Net Asset Value, End of Year	$9.54		$8.87		$7.54		$6.85		$5.88

Total Return (3)	9.61%		17.64%		10.07%		16.50%		28.95%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$5,227		$4,988		$4,833		$4,462		$3,363
Ratio of expenses to average net assets:
Before reimbursement and voluntary fee reduction (4)	2.55%		2.40%		2.38%		2.40%		2.40%
After reimbursement and voluntary fee reduction (4)	2.23%		2.24%		2.38%		2.27%		2.29%
Ratio of net investment income (loss) to average
net assets (4):	1.85%		0.07%		(0.15)%		(1.03)%		(0.81)%
Portfolio turnover rate	54.03%		21.64%		45.75%		33.46%		146.05%

(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Net investment income (loss) per share amounts were calculated using the average shares method.
(3) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(4) These ratios exclude the expenses of the registered investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

Catalyst Funds (the “Trust”) was organized as an Ohio Business Trust on February 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).  The Catalyst OPTI-flex® Fund (the “OPTI Fund” or the “Fund”) is one of five series of the Trust.  The Fund is a diversified series of the Trust.  The Fund has two classes of shares authorized, issued and outstanding, Class A and Class C.  Each class differs as to sales and redemption charges, and ongoing fees.  The Fund’s investment objective is to provide a return above the S&P 500 Index average total return over the long term while exhibiting less investment risk than a portfolio consisting only of common stocks.

Effective as of the close of business on September 28, 2007, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Fund received all the assets and liabilities of the ThomasLloyd OPTI-flex® Fund (the “Predecessor Fund”).  Class A shares of the Predecessor Fund were exchanged for Class A shares of the OPTI Fund, and Class C shares of the Predecessor Fund were exchanged for Class C shares of the OPTI Fund.  The shareholders of the Predecessor Fund received shares of the OPTI Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization.  The Predecessor Fund’s investment objective, policies and limitations were substantially identical to those of the OPTI Fund, which had no operations prior to the Reorganization.  For financial reporting purposes the Predecessor Fund’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights.  The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the OPTI Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.  The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America ("GAAP").

a)  Investment Valuation – The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading.  Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates current value.  The assets of the OPTI Fund consist primarily of other mutual funds, which are valued at their respective published net asset values at the end of each day.  Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  When approved by the Trustees certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities in the absence of an ascertainable market value, assets are valued at their fair value as determined by Catalyst Capital Adviors LLC (the “Manager”), the Fund’s investment manager (Note 4), using methods and procedures reviewed and approved by the Trustees.  At December 31, 2007, no securities were priced using fair values determined by the Manager.

In accordance with the Trust’s good faith pricing guidelines, the Manager is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Manager would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

b)  Federal Income Taxes – The Fund intends to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES (continued)

c)  Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income at least annually.  The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

d)  Other – Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption or at December 31, 2007.

e)  Multiple Class Allocations – Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.  Distribution fees are charged to each respective share class in accordance with the distribution plan.

f)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)  Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

2. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the year ended December 31, 2007 for the Fund’s Class A shares and Class C shares were as follows:

CLASS A
	Shares	Amount
Sold	234,129	$ 2,193,481
Reinvested	8,492	80,945
Redeemed	(134,004)	(1,254,366)
Net Increase	108,617	$ 1,020,060

CLASS C
	Shares	Amount
Sold	90,486	$ 849,670
Reinvested	10,047	95,832
Redeemed	(114,897)	(1,069,708)
Net Decrease	(14,364)	$ (124,206)

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

2. CAPITAL SHARE TRANSACTIONS (continued)

Transactions in capital shares for the period from February 1, 2006 to December 31, 2006 for the Fund’s Class A shares and for the year ended December 31, 2006 for the Fund’s Class C shares were as follows:

CLASS A
	Shares	Amount
Sold	184,926	$ 1,530,434
Redeemed	(26,894)	(217,981)
Net Increase	158,032	$ 1,312,453

CLASS C
	Shares	Amount
Sold	208,956	$ 1,714,396
Redeemed	(287,165)	(2,351,090)
Net Decrease	(78,209)	$ (636,694)

3. INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and proceeds from sales, excluding short-term investments were $5,265,930 and $3,911,507, respectively, for the Fund.  There were no purchases or sales of U.S. Government and agency obligations.

4.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Reorganization on September 28, 2007, the Manager acts as investment manager for the Fund pursuant to the terms of the Management Agreement (the "Management Agreement").  PROACTIVE Money Management, Inc. (“PROACTIVE”) serves as investment sub-adviser to the OPTI Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the OPTI Fund’s investment policies and restrictions.  Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Manager furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust to the investments of the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 0.75% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund.  For the period from September 28, 2007 to December 31, 2007, the Fund incurred $14,859 of management fees, before the waiver and reimbursement described below, with $962 remaining payable at December 31, 2007.

The Manager and the Fund have entered into an Expense Limitation Agreement effective September 28, 2007 under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.65% for Class A and 2.40% for Class C of the Fund's average daily net assets through December 31, 2008.  Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.  For the period from September 28, 2007 to December 31, 2007, the Manager waived management fees of $11,709 and reimbursed $0 of Fund expenses.  The Manager may recapture these amounts no later than December 31, 2010, subject to the terms of the Expense Limitation Agreement.

A Trustee of the Trust is the managing member of the Manager.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

4. AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES (continued)

Prior to the Reorganization, the ThomasLloyd Funds (the “Former Trust”) was party to an Investment Advisory Agreement (the “Advisory Agreement”) with ThomasLloyd Global Asset Management (Americas) LLC (the “Former Adviser” or “TGAM”) pursuant to which TGAM provided management services to the Former Trust.  The Former Trust was also a party to an Investment Sub-advisory Agreement (the “Sub-advisory Agreement”, together with the Advisory Agreement, the “Advisory Agreements”) with PROACTIVE to provide sub-advisory services to the Predecessor Fund.

Pursuant to the Advisory Agreement with the Former Trust, TGAM, subject to the supervision of the Trust’s Board of Trustees and in conformity with the stated objective and policies of the Predecessor Fund, managed both the investment operations of the Predecessor Fund and the composition of the Predecessor Fund's portfolio, including the purchase, retention, and disposition of securities. In connection therewith, TGAM is obligated to keep certain books and records of the Predecessor Fund.  The Former Adviser also administered the Predecessor Fund’s corporate affairs, and in connection therewith, furnished the Predecessor Fund with office facilities, together with those ordinary clerical and bookkeeping services which were not being furnished by U. S. Bank, N.A., the Fund’s custodian, and Matrix Capital Group, Inc. (“Matrix”), the Fund’s transfer and disbursing agent.  The management services of TGAM were not exclusive under the terms of the Advisory Agreements.

For its services, TGAM earned an annual fee (the “Advisory Fees”), payable in monthly installments from the Predecessor Fund.  The Adviser received a fee at the rate of 0.75% of the Predecessor Fund's first $500 million of average net assets and 0.65% of the Predecessor Fund's average net assets in excess of $500 million. For the period from January 1, 2007 to September 28, 2007, the Former Adviser earned $39,771 of Advisory Fees, with $0 remaining payable at December 31, 2007.

The Predecessor Fund had an agreement (the “USF Agreement”) with TGAM under which it paid the Former Adviser a “Universal Services Fee” in return for payment of all administrative bills. Administrative bills include, but are not limited to: audit, fund accounting, transfer agency, compliance, legal, printing, postage, custody, insurance, and registration bills and fees.  Under the USF Agreement, the only bills that remained the responsibility of the Predecessor Fund were the Advisory Fee and 12b-1 fees.  The "Universal Services Fee" was equal to 0.65% of the Predecessor Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  For the period from January 1, 2007 to September 28, 2007, the Predecessor Fund incurred $34,468 of "Universal Services Fees" with $0 remaining payable at December 31, 2007.

Pursuant to the Reorganization the Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with Matrix.  Pursuant to the Services Agreement, Matrix provides day-to-day operations services to the Fund including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services.  For Matrix’s services to the Trust, the Fund pays an annualized fee equal to 0.15% of average net assets up to $60 million, with lower fees at higher asset levels, such fee to computed daily based upon daily average net assets of the Fund, plus out of pocket expenses.  For the period from September 28, 2007 to December 31, 2007, the Fund incurred $6,428 for such services including out of pocket expenses, with $2,222 remaining payable at December 31, 2007.

Pursuant to the Services Agreement, Matrix will provide chief compliance officer services to the Fund.  For these services Matrix will receive a $7,000 per year base fee per series.  For the period from September 28, 2007 to December 31, 2007, Matrix earned $1,765 of compliance fees, with $598 remaining payable at December 31, 2007.  Payments made to Matrix under the Service Agreement with the Predecessor Fund prior to the Reorganization were paid by the Former Adviser pursuant to the USF Agreement.

Matrix also acts as Distributor of the Fund’s shares. For the period from September 28, 2007 to December 31, 2007, Matrix received $0 of commissions from the sale of Class A shares.  Shares of the Fund are offered to the public on a continuous basis, but the Trust reserves the right to discontinue offering shares of the Fund at any time.

Certain officers of the Fund are officers and/or employees of Matrix.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

4. AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES (continued)

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares.  The Fund has adopted distribution and service plans (each a “Plan” and together, the “Plans”).  Under the Fund’s Plan related to the Class A shares, the Fund will pay its Manager an annual fee of 0.25% of the Fund’s average daily net assets.  Under the Fund’s Plan related to the Class C shares, the Fund will pay its Manager an annual fee of 1.00% of the Fund’s average daily net assets.  For the period from September 28, 2007 to December 31, 2007, the Fund incurred $15,126 of distribution and servicing expenses.

Prior to the Reorganization; under the Predecessor Fund’s Plan related to the Class A Shares, the Predecessor Fund paid ThomasLloyd Capital, LLC (the “Prior Distributor”), an annual fee of up to 0.25% of the average daily net assets of the Predecessor Fund’s Class A Shares.  Under the Predecessor Fund’s Plan related to the Class C Shares, the Predecessor Fund paid the Distributor an annual distribution fee of 0.75% of fund assets and an annual service fee of 0.25% of fund assets of the Predecessor Fund’s Class C Shares.  For the period from January 1, 2007 to September 28, 2007, the Predecessor Fund incurred $42,125 of distribution and servicing expenses.  Distribution expenses were reduced by $12,552 due to reimbursements of 12b-1 fees earned by the Prior Distributor from mutual fund holdings.  The reimbursements are shown on the Statement of Operations as “12b-1 fees paid indirectly” and are also factored into the financial highlights as a “voluntary fee reduction”.

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the Fund.  The Manager may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses.  Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts.  The Manager may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

In addition, the Manager, the Sub-Adviser, the Distributor and their affiliates may make substantial payments to dealers or other financial intermediaries related to distribution and sales support activities out of their own resources including the profits from advisory fees received from the Fund.  Some of these distribution related payments may be made to dealers or financial intermediaries for marketing promotional related expenses.  These payments are often referred to as “revenue sharing” payments.  In some circumstances, these revenue sharing payments may create an incentive for a financial adviser, its employees or associated persons to recommend or sell shares of a Fund.

 5. TAX MATTERS

The U.S. Federal income tax basis of the OPTI Fund’s investments at December 31, 2007 was $7,084,579 including net unrealized appreciation of $713,702 (gross unrealized appreciation $1,029,284; gross unrealized depreciation $315,582).

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Catalyst OPTI-flex® Fund

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation), Net	Total Accumulated Earnings/(Deficit), Net
$ 5,649	$(6,077,548)	$713,702	$(5,358,197)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

For federal income tax purposes, the OPTI Fund had a capital loss carryforward of $6,077,548 as of December 31, 2007, which is available to offset future capital gains, if any, of which $2,739,455 and $3,338,093 are due to expire in 2009 and 2010, respectively.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

ANNUAL REPORT

5. TAX MATTERS (continued)

During the year ended December 31, 2007, the OPTI Fund distributed ordinary income in the amount of $179,559.  There were no distributions paid during the year ended December 31, 2006.

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”.  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

7. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 28, 2007, the OPTI Fund, by action of the Board of Trustees and upon the recommendation of its Audit Committee, engaged Briggs, Bunting & Dougherty, LLP to serve as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2007, replacing Cohen Fund Audit Services, Ltd. (“Cohen”).  Cohen resigned as the Fund’s independent registered public accounting firm on December 4, 2007.

Cohen’s reports on the Fund’s financial statements for each of the fiscal years ended December 31, 2006 and December 31, 2005 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Fund’s fiscal years ended December 31, 2006 and December 31, 2005 and the interim period January 1, 2007 through September 28, 2007 (“Interim Period”), (i) there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Fund’s fiscal years ended December 31, 2006 and December 31, 2005 and the Interim Period, neither TGAM, Catalyst Capital Advisors LLC, the Fund, nor anyone on their behalf had consulted Briggs, Bunting & Dougherty, LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in the paragraph (a) (1) (iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in the paragraph (a) (1) (v) of said Item 304).

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of December 31, 2007, the First Trust Corp. held 59.07% of the voting securities of the OPTI Fund’s Class A shares in an omnibus account for the sole benefit of their customers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Catalyst OPTI-flex Fund

and Board of Trustees of the Catalyst Funds

We have audited the accompanying statement of assets and liabilities of the Catalyst OPTI-flex Fund, a series of shares of beneficial interest of the Catalyst Funds, including the schedule of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four year period ended December 31, 2006 were audited by other auditors whose report dated February 26, 2007 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catalyst OPTI-flex Fund as of December 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 25, 2008

CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)

The Board of Trustees of Catalyst Funds, including the Independent Trustees, unanimously adopted the proposed Management Agreement between the Trust, on behalf of the Catalyst OPTI-flex® Fund (the “Fund”), and Catalyst Capital Advisors LLC (the “Manager”) and the proposed Sub-Advisory Agreement between the Manager and Proactive Money Management, Inc. (the “Sub-Advisor”) at a meeting of the Board of Trustees held on August 20, 2007.  The Board reviewed, considered and discussed such information as the Board deemed necessary to evaluate the proposed Management Agreement.  The Board reviewed a memo from counsel regarding the duties of Trustees with respect to approval of investment advisory contracts.  They discussed with counsel the fact that in fulfilling their responsibilities to a fund and its shareholders, Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the Fund.  They also discussed the specific factors Trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the Fund, the Manager and Sub-Advisor; the nature, extent and quality of the services provided by the Manager and Sub-Advisor to the Fund; the costs of the services to be provided and the profits to be realized by the Manager, Sub-Advisor and their affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

The portfolio manager reviewed the Prospectus, the objective, policies and procedures and overall strategy of the Fund.  He described his investment strategy in detail and responded to questions from the Trustees regarding his investment philosophy and process.  He explained that he had been managing the Fund for about five years.  The President of the Manager handed out information regarding the five year performance of the Fund as well as calendar year performance since 2002. The Trustees observed that the Fund has consistently outperformed the S&P 500 Index since the current portfolio manager took over managing the portfolio.  The portfolio manager described the proposed fees and the services provided by the Manager. The President of the Manager then described the economics for the Manager of managing the Fund and the financial arrangements between the Manager and Sub-Advisor.

As to the Sub-Advisor’s business and qualifications of its personnel, the Trustees examined a copy of the Sub-Advisor’s registration statement on Form ADV and discussed the experience of the portfolio manager.  The Trustees noted that the Sub-Advisor is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.  The portfolio manager informed the Trustees that it does not have an affiliated broker-dealer through which Fund transactions could be executed but that he was a registered representative of ThomasLloyd Capital.  Historically, Fund portfolio transactions had been processed through ThomasLloyd Capital with no commissions charged and that any 12b-1 fees paid by the underlying funds had been credited to the Fund. The policy of crediting 12b-1 fees of the underlying funds to the Fund would continue. The Trustees noted that the Manager and Sub-Advisor will receive the benefits of 12b-1 fees paid by the Fund.

As to the nature, extent and quality of the services to be provided by the Manager and Sub-Advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Manager would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to provide to the Fund such investment advice as the Manager in its discretion deems advisable and will furnish or arrange to furnish a continuous investment program for the Fund consistent with its investment objective and policies.  Catalyst would hire the Sub-Advisor to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.  The Manager and Sub-Advisor will furnish any reports, evaluations, information or analysis to the Trust as the Board of Trustees may request from time to time or as the Manager and Sub-Advisor deems to be desirable.  The Manager and Sub-Advisor also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.  The Manager and Sub-Advisor will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of the Manager and Sub-Advisor and will make available, without expense to the Fund, the services of the Manager’s and Sub-Advisor’s employees as may duly be elected trustees or officers of the Trust.  Notwithstanding the foregoing, the Manager and Sub-Advisor are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer.  The Manager and Sub-Advisor will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  The Trustees noted that the Manager and Sub-Advisor had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as federal securities laws.

The Trustees considered the scope of the services to be provided by the Manager and Sub-Advisor and noted that the Manager and Sub-Advisor are responsible for maintaining and monitoring its compliance program and the compliance program for the Fund.  The Trustees considered the investment experience of the portfolio manager including the historical performance of the Fund under his management. The Trustees also considered the quality of the administrative services they expect to be provided by the Manager and Sub-Advisor.  The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management and Sub-Advisory Agreements.

As to the costs of the services to be provided and the profits to be realized by the Manager and Sub-Advisor, the Trustees reviewed the Manager’s and Sub-Advisor's estimates of their profitability and their financial condition, and noted that the Fund would have an expense cap.  Based on their review, the Trustees concluded that they were satisfied that the Manager’s and Sub-Advisor's expected level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared that fee to management fees paid by funds in a peer group.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group.  The information showed that the Fund’s contractual management fee of 0.75% and the Fund’s total expense ratio was within the range for the peer group.  The Trustees also considered the Manager's agreement to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits.  Legal counsel referred the Trustees to their copy of the Letter Agreement between the Trust and the Manager whereby the Manager has agreed to waive management fees and reimburse expenses in order to limit the Fund's annual operating expenses to 1.65% for Class A shares and 2.40% for Class C shares.  Legal counsel explained that the fee waivers would be in effect until December 31, 2008.  Legal counsel pointed out that acquired fund fees and expenses are not considered to be fund operating expenses, but are simply other expenses that are now required to be presented in the prospectus fee tables.  The Trustees concluded that the Fund’s management fees were acceptable in light of the quality of services the Fund expects to receive from the Manager and Sub-Advisor and the level of fees paid by funds in the peer group. The Board also requested that the Sub-Advisor execute a control agreement with the Trust with a minimum investment of $25,000.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Manager and Sub-Advisor to share its economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.  However, the Trustees recognized that that Fund still had a low level of assets and that management agreements with competitor funds do not always contain breakpoints.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

The Board of Trustees, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, then approved the Management Agreement between Catalyst Funds and Catalyst Capital Advisors, LLC and the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Proactive Money Management, Inc.

PLAN OF REORGANIZATION AND TERMINATION (Unaudited)

A Special Meeting of the Board of Trustees was held on June 20, 2007 to consider and approve an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) under which the ThomasLloyd OPTI-flex® Fund would be converted into the Catalyst OPTI-flex® Fund, a newly created series of the Catalyst Funds, an Ohio business trust.  The Board of Trustees of the Trust, on behalf of the ThomasLloyd OPTI-flex® Fund, unanimously approved the Reorganization Plan, subject to approval by the Fund’s shareholders in order to become effective.

On September 28, 2007 a special meeting of shareholders was held to consider and approve the Reorganization Plan, between the ThomasLloyd Funds, on behalf of ThomasLloyd OPTI-flex® Fund, and Catalyst Funds, on behalf of its newly created series, Catalyst OPTI-flex® Fund, and the transactions contemplated thereby, including (a) the transfer of all the assets of ThomasLloyd OPTI-flex® Fund to, and the assumption of all the liabilities of ThomasLloyd OPTI-flex® Fund, by Catalyst OPTI-flex® Fund in exchange solely for two classes of shares of Catalyst OPTI-flex® Fund; (b) the distribution of those Catalyst OPTI-flex® Fund shares pro rata to shareholders of the respective two classes of ThomasLloyd OPTI-flex® Fund; and (c) the termination of ThomasLloyd OPTI-flex® Fund.  Approval of the proposal required a separate vote by shareholders of the Fund to bind the Fund.  Approval required the affirmative vote of “a majority of the outstanding voting securities” of the Fund as that term is defined under the 1940 Act.  This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

At the Special Meeting of Shareholders, The ThomasLloyd OPTI-flex® Fund had 60.20% of shareholders entitled to vote present by proxy.  The Proposed Agreement was approved by the Shareholders of the Trust with voting results as follows:

	For	Against	Abstain
ThomasLloyd OPTI-flex® Fund	477,139.737	491.185	54.612

Upon approval by the shareholders, the ThomasLloyd OPTI-flex® Fund’s existing investment adviser, ThomasLloyd Global Asset Management (Americas) LLC, was replaced by Catalyst Capital Advisors LLC.  PROACTIVE Money Management, Inc., the ThomasLloyd OPTI-flex® Fund’s sub-adviser, continues to serve as sub-adviser to the Catalyst OPTI-flex® Fund, and has a substantially identical investment program as the ThomasLloyd OPTI-flex® Fund.

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at  (866) 447-4228 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Trust files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Trust’s first and third fiscal quarters end on March 31 and September 30, respectively. The Form N-Q filings must be made within 60 days of the end of the quarter. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 477-4228.

The following chart gives a visual breakdown of the Fund by the asset allocation of the underlying mutual funds represented as a percentage of the portfolio of investments*.

*Portfolio holdings are subject to change.  Percentages are based on long-term market value of the Fund at December 31, 2007.

Total Fund operating expense ratios as stated in the current Fund prospectus dated September 28, 2007 were as follows:
Catalyst OPTI-flex® Fund Class A, gross of fee waivers or expense reimbursements	3.11%
Catalyst OPTI-flex® Fund Class A, after waiver and reimbursement	3.11%
Catalyst OPTI-flex® Fund Class C, gross of fee waivers or expense reimbursements	3.86%
Catalyst OPTI-flex® Fund Class C, after waiver and reimbursement	3.86%

The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.65% for Class A shares and 2.40% for Class C share through December 31, 2008.  Total Gross Operating Expenses (Annualized) during the year ended December 31, 2007 were 1.82% for Class A and 2.55% for Class C.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the year ended December 31, 2007.

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Disinterested Trustees
Tobias Caldwell c/o Catalyst Funds 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	5	None

Tiberiu Weisz c/o Catalyst Funds 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	5	None

Dr. Bert Pariser c/o The MITCU Corp. 860 East Broadway Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	5

ValueLogix Inc., NB Engineering Inc., Enhanced Services Company, Inc., Laptop Solutions, Inc., Sonic Needle Corporation, Heat Systems Incorporated, Alcide Corporation, Adelphi Research Corporation, Health Delivery Systems, Inc

Interested Trustees and Officers
Jerry Szilagyi * 5 Abbington Drive Lloyd Harbor, NY 11743 Year of Birth: 1962	Trustee	Since 7/2006	Managing Member, Catalyst Capital Advisors LLC, January 2006- present; President, Abbington Capital Group LLC, 1998- present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to present; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006; EVP Corporate Development, Orbitex Financial Services Group, Inc., 1998- 2003.	5	None
Christopher Anci 335 Madison Avenue 11th Floor New York, NY 10021 Year of Birth: 1968	President	Since 6/2006	Various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (its President since 1/2004); President of LM Anderson Securities, a broker-dealer, since 2/2002.	N/A	N/A
David F. Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Year of Birth: 1947	Secretary, Treasurer, and Chief Compliance Officer (CCO)	Secretary since 6/2006; Treasurer since 7/2006; CCO since 3/2007

Senior V.P. of Matrix Capital Group, Inc. since 2/2005; President and Treasurer of InCap Securities, Inc., a broker-dealer, 11/2001 to 12/2004; Chief Admin. Officer of InCap Service Co., a financial services firm, 11/2001 to 12/2004;

				N/A	N/A

*  Jerry Szilagyi is deemed an interested trustee because he is an officer of Catalyst Capital Advisors, LLC., the investment manager of the Catalyst Value        Fund and Catalyst OPTI-flex® Fund.

Catalyst Funds

5 Abbington Drive

Lloyd Harbor, NY  11743

MANAGER

Catalyst Capital Advisors LLC

5 Abbington Drive

Lloyd Harbor, NY  11743

INVESTMENT SUB-ADVISER

PROACTIVE Money Management, Inc.

3401 Technology Dr., Suite 200

Lake Saint Louis, MO 63367-2599

ADMINISTRATOR & TRANSFER AGENT

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

DISTRIBUTOR

Matrix Capital Group, Inc.

335 Madison Avenue

11th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza

Suite 820

Philadelphia, PA  19102-1732

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

CUSTODIAN BANK

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 43017

ITEM 2.   CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $11,000 and $13,100 for the fiscal years ended December 31, 2007 and 2006, respectively.

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $2,000 and $1,750 for the fiscal years ended December 31, 2007 and 2006, respectively.

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $4,800 and $0 for the fiscal years ended December 31, 2007 and 2006 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2007 and 2006 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable at this time.

ITEM 6.   SCHEDULE OF INVESTMENT

                      Included in Annual Report to Shareholders filed under item 1 of  this form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

    MANAGEMENT INVESTMENT COMPANIES.

                      Not applicable Fund is an open-end management investment company.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      Not applicable Fund is an open-end management investment company.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

          COMPANY AND AFFILIATED PURCHASERS

          Not applicable Fund is an open-end management investment company.

ITEM 10.  SUMBISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of  trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Catalyst Funds

                                          /s/ Christopher F. Anci

By Christopher F. Anci, President         -----------------------

Date:  March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the

Following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Christopher F. Anci

By Christopher F. Anci, President         -------------------------

Date: March 5, 2008

/s/ David F. Ganley

By David F. Ganley, Treasurer             --------------------------

Date:  March 5, 2008